UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/28/2005

CELLSTAR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1730 Briercroft Court, Carrollton, Texas 75006
(Address of Principal Executive Offices, Including Zip Code)

(972)466-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 28, 2005, CellStar Corporation issued a press release announcing that it will further delay the filing of its Annual Report on Form 10-K with the Securities and Exchange Commission due to the continued review of its Asia-Pacific Region.   A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1   CellStar Corporation press release dated February 28, 2005.

             * * * * *

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific itemized reference in such filing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CELLSTAR CORPORATION

Date: March 01, 2005.	By:	/s/ Elaine Flud Rodriguez
Elaine Flud Rodriguez
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	CellStar Corporation press release dated February 28, 2005.